                                                                 EXHIBIT 10.42

           =========================================================


                     GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                                   GPX CORP.

                       ________________________________



                                AMENDMENT NO. 4

                           dated as of July 30, 1999

                                      to



                  Note Agreement dated as of January 31, 1996
        $25,000,000 6.45% Senior Notes, Series A, Due January 31, 2002 $50,000,000 6.76% Senior Notes, Series B, Due January 31, 2006



                       ________________________________


           =========================================================

                       AMENDMENT NO. 4 TO NOTE AGREEMENT



          THIS AMENDMENT NO. 4 TO NOTE AGREEMENT dated as of July 30, 1999, (this "Amendment"), is entered into by and between GLOBAL INDUSTRIAL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and GPX CORP., a Nevada corporation ("GPX," and together with the Company, the "Co-Makers"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential") and PRINCIPAL LIFE INSURANCE COMPANY ("Principal")(collectively, the "Purchasers").

                                   Recitals
                                   --------

     A. The Co-Makers and the Purchasers entered into a Note Agreement dated as of January 31, 1996 (as amended, supplemented or otherwise modified from time to time, the "Note Agreement"), pursuant to which the Co-Makers issued and sold to the Purchasers and the Purchasers purchased, on the terms and conditions therein set forth, the Co-Makers' 6.45% Senior Notes, Series A, Due January 31, 2002, in the aggregate principal amount of $25,000,000, and 6.76% Senior Notes, Series B, Due January 31, 2006 in the aggregate principal amount of $50,000,000 (the "Notes"). The Purchasers remain, collectively, the holders of 100% of the outstanding principal amount of the Notes.

     Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Note Agreement.

     B. The Co-Makers and Chase Bank of Texas, N.A., ABN Amro Bank N.V., PNC Bank, National Association and the other financial institutions party thereto (collectively, the "Banks") have entered into a Credit Agreement dated as of July 30, 1999 (as the same may be amended, modified, or supplemented from time to time, the "Credit Agreement"), pursuant to which the Banks have agreed to extend credit to the Co-Makers in the form of revolving credit advances not to exceed an aggregate principal amount of $120,000,000.

     C. The Company and the Restricted Subsidiaries (including GPX) that have executed guaranties in connection with the Credit Agreement (collectively, the "Guarantors") have executed Guaranties in respect of the Co-Makers' obligations under the Notes.

     D. The Guarantors, the Banks, and the Purchasers have executed a Sharing Agreement dated as of August 31, 1998 as supplemented by agreement dated as of October 2, 1998 and additional agreements dated as of July 30, 1999.

     E. The Company and the Guarantors have entered into security agreements, guaranties and pledges (the "Security Documents") in favor of Chase Bank of Texas, National Association, as Collateral Agent for the Purchasers and the Banks, all as identified in the Credit Agreement and in the Intercreditor Agreement referred to below.

     F. The Guarantors, the Banks, the Company and the Purchasers have executed or will execute an Intercreditor Agreement of even date herewith (the "Intercreditor Agreement").

     G. The Co-Makers and the Purchasers desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

     NOW, THEREFORE, the Co-Makers and the Purchasers, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree as follows:

     Section 1. Amendment of the Note Agreement. The Note Agreement is hereby amended as follows:

     (a) Paragraphs 1A and 1B of the Note Agreement are amended to read in their entirety as follows:

          1A. Authorization of Issue of Series A Notes. The Co-Makers will authorize the issue of their joint and several senior promissory notes, Series A, in the aggregate principal amount of $25,000,000: (i) to be dated the date of issue thereof; (ii) to mature January 31, 2002; (iii) to bear interest on the unpaid balance thereof (A) from the date thereof through July 31, 1999 at the rate of 6.45% per annum; from August 1, 1999 through October 31, 1999, at the rate of 7.20%; from November 1, 1999 through January 31, 2000, at the rate of 7.95%; from February 1, 2000 through April 30, 2000, at the rate of 8.45%; and from May 1, 2000 until the principal thereof shall have become due and payable at the rate of 8.95% and (B) on overdue payments at the rate specified therein, and to be substantially in the form of Exhibit A attached hereto. The term "Series A Notes" as used
                 ---------
     herein shall include each such senior promissory note, Series A, delivered pursuant to any provision of this Agreement and each such senior promissory note delivered in substitution or exchange for any other Series A Note pursuant to any such provision.

          1B. Authorization of Issue of Series B Notes. The Co-Makers will authorize the issue of their joint and several senior promissory notes, Series B, in the aggregate principal amount of $50,000,000: (i) to be dated the date of issue thereof ; (ii) to mature January 31, 2006; (iii)
     to bear interest (A) on the unpaid balance thereof through July 31, 1999, at the rate of 6.76% per annum; from August 1, 1999 through October 31, 1999, at the rate of 7.51%; from November 1, 1999 through January 31, 2000, at the rate of 8.26%; from February 1, 2000 through April 30, 2000, at the rate of 8.76%; and from May 1, 2000 until the principal thereof shall have become due and payable at the rate of 9.26% and (B) on overdue payments at the rate specified therein, and to be substantially in the form of Exhibit B attached hereto. The term "Series B Notes" as used
                 ---------
     herein shall include-each such senior promissory note, Series B, delivered pursuant to any provision of this Agreement and each such senior promissory note delivered in substitution or exchange for any other Series B Note pursuant to any such provision.

          Capitalized terms used herein have the meanings specified in paragraph
10. The term "Notes" as used herein shall include each Series A Note and each Series B Note.

          (b) Paragraph 4 of the Note Agreement is amended by deleting the works "optional prepayments permitted" and inserting in their place the word "prepayments".

          (c) Paragraph 5A of the Note Agreement is amended by deleting the word "and" found between the references to paragraphs "6G" and "6I" in the fourth line of the text immediately following paragraph 5A(vi), and by inserting the words "6K, 6L and (for periods ending on or after September 30, 1999) 6M" immediately following the reference to "6I" in that line.

          (d) Paragraph 6A of the Note Agreement is amended in its entirety to read as follows:

          6A.    Minimum Consolidated Net Worth.   The Company will at all times
     maintain or cause to be maintained Consolidated Net Worth in an amount not less than the sum of (a) $209,250,000 plus (b) 50% of net income, after provision for income taxes, of the Company and the Restricted Subsidiaries on a consolidated basis (without any deduction for losses) for each fiscal quarter of the Company ended through the date of determination, beginning with the fiscal quarter ending September 30, 1999, plus (c) 100% of the Net Proceeds received by the Company from any issuance, sale or other disposition of any shares of capital stock or other equity securities of the Company of any class (or any securities convertible or exchangeable for any such shares, or any rights, warrants, or options to subscribe for or purchase any such shares).

          (e) Paragraph 6E is amended by deleting subparagraph (viii) and inserting in lieu of the following subparagraphs (viii), (ix) and (x):

          (viii) Liens securing the Notes and the Obligations arising under and as defined in the Credit Agreement, and the notes of the Co-Makers issued under the Note Agreement dated October 2, 1998, between the Co-Maker and The Prudential Insurance Company of America, and the Note Agreement dated June 30, 1998, between the Co-Maker and The Prudential Insurance Company of America and U.S. Private Placement Fund.

          (ix) Liens on assets owned by the Company within the United States, other than assets included in the Collateral, to secure Debt of the Company or a Subsidiary not in excess of

$3,000,000 in the aggregate at any time outstanding provided that such Liens do not secure any other Debt.

          (x) Liens on assets located in Canada and owned by any Restricted Subsidiary of the Company organized under the laws of Canada, to secure Debt of the Company or a Subsidiary not in excess of C$15,000,000 in the aggregate at any time outstanding, provided that such Liens do not secure any other Debt.

          (f)  Paragraph 6F is amended to read in its entirety as follows:

          6F. Disposition of Assets. The Company will not and will not permit any Restricted Subsidiary to sell, lease, assign, transfer, or otherwise dispose of any of their respective assets (including without limitation stock or other equity interests in any of the Subsidiaries or any of the voting rights of any such stock or other equity interests); provided, however, that the following dispositions shall be permitted so long as the Company and the Restricted Subsidiaries, as applicable, receive full, fair and reasonable consideration at the time of such disposition at least equal to the fair market value of such asset being disposed:

               (i) dispositions of inventory in the ordinary course of business of the Company and its Restricted Subsidiaries;

               (ii) the Jeffrey Disposition, provided that all of the proceeds (less reasonable expenses) from the Jeffrey Disposition shall be applied to repay Borrowings (as defined in the Credit Agreement) under the Credit Agreement;

               (iii) the Shred-Tech Disposition, provided that all of the proceeds (less reasonable expenses) from the Shred-Tech Disposition shall be applied to prepay the Notes in accordance with paragraph 4B, ratably with repayment of Borrowings (as defined in the Credit Agreement) under the Credit Agreement;

               (iv) any other disposition of assets having a Net Book Value not to exceed $25,000,000 in the aggregate for as long as any Note remains outstanding, provided, that with regard to any such disposition of assets
                  --------
     having a Net Book Value in excess of $5,000,000 individually or when aggregated with all other such dispositions on or after July 30, 1999 all of the proceeds (less reasonable expenses) from such disposition or dispositions in excess of $5,000,000 shall be applied to prepay the Notes in accordance with paragraph 4B, ratably with repayment of Borrowings (as defined in the Credit Agreement) under the Credit Agreement;

               (v) disposition of assets that are worn out, obsolete or no longer used or useful in the conduct of the business of the Company and its Restricted Subsidiaries, so long as such assets are replaced with assets of equal or greater value; and

               (vi) disposition of assets to the Company or any wholly-owned Restricted Subsidiary that is a Guarantor.

          (g) New paragraphs 6K, 6L & 6M are added to the Note Agreement reading in their entireties as follows:

          6K. Consolidated Leverage Ratio. The Company will at all times maintain or cause to be maintained a Consolidated Leverage Ratio of not greater than: (i) 4.50 to 1.00 during the period from and including July 31, 1999 through September 29, 1999, (ii) 4.25 to 1.00 during the period from and including September 30 through December 30, 1999, (iii) 3.75 to
     1.00 during the period from and including December 31, 1999 through March 30, 2000, and (iv) 3.50 to 1.00 from and including March 31, 2000 and thereafter.

          6L. Consolidated Interest Coverage Ratio. The Company will at all times maintain or cause to be maintained a Consolidated Interest Coverage Ratio of not less than 3.50 to 1.00.

          6M. Capital Expenditures. The Company will not permit the aggregate Capital Expenditures of the Company and its Subsidiaries to exceed $20,000,000 during any four quarter period ending on the last day of any fiscal quarter of the Company.

          (h) Paragraph 10B of the Note Agreement is amended by inserting the following new defined terms in the appropriate alphabetical order within such paragraph:

          "Agreed Expense Reduction Amount" shall mean, with respect to the calculation of Adjusted EBITDA for any period, expenses, not to exceed the amounts specified on Schedule 6K for such period, that were incurred by the
                          -----------
     Company and its Restricted Subsidiaries prior to June 30, 1999 and were actually deducted in arriving at EBITDA for such period but will not occur in subsequent periods due to cost reductions related to the acquisition of A.P. Green Industries, Inc. and its Subsidiaries.

          "Adjusted EBITDA" shall mean, for each period of determination, the sum of the following for the Company and its Restricted Subsidiaries on a consolidated basis :

                    (A)  EBITDA for such period, plus

                    (B)  the Agreed Expense Reduction Amount.

          "Capital Expenditures" shall mean, and for any period, all capital expenditures as determined in accordance with GAAP and in any event shall include, but not be limited to, all expenditures (whether paid in cash or accrued as a liability, including the portion of Capitalized Lease Obligations originally incurred during such period that are capitalized for the consolidated balance sheet of the Company and its Subsidiaries) by the Company and its

     Restricted Subsidiaries during such period for the acquisition, construction, improvement or replacement of land, buildings, equipment or other fixed or capital assets or leaseholds (excluding expenditures properly chargeable to repairs or maintenance) or otherwise included in "capital expenditures," "additions to property, plant or equipment" or comparable items in the consolidated financial statements of the Company and its Restricted Subsidiaries.

          "Collateral" shall have the meaning specified in Section 4.01 of the Credit Agreement, as in effect on the date hereof.

          "Consolidated Interest Coverage Ratio" shall mean, as of the last day of any fiscal quarter of the Company, the ratio of (a) Adjusted EBITDA for the 12-month period ending on such day to (b) cash interest expense of the Company and its Restricted Subsidiaries for the 12-month period ending on such day.

          "Consolidated Leverage Ratio" shall mean, as of the last day of any fiscal quarter of the Company, the ratio of (a) Consolidated Funded Debt as of such last day to (b) Adjusted EBITDA for the 12-month period ending on such day; provided, however, that for purposes of this definition
               --------  -------
     Consolidated Funded Debt shall not include the non-recourse Indebtedness of Aken existing as of July 30, 1999, and Adjusted EBITDA shall not include EBITDA of Aken or any portion of the Agreed Expense Reduction Amount attributable to Aken.

          "Credit Agreement" shall mean that certain Credit Agreement dated as of July 30, 1999, among the Company, Chase Bank of Texas, National Association, as administrative agent for the lenders party thereto from time to time (the "Lenders") and the Lenders.

          "EBITDA" shall mean, for each period of determination, the sum of (a) consolidated net income of the Company and its Restricted Subsidiaries for such period (whether positive or negative), plus, (b) each of the following to the extent actually deducted in arriving at consolidated net income for such period and without duplication: depreciation, amortization, taxes, and interest expense of the Company and its Restricted Subsidiaries for such period, minus (c) gains from the sale of fixed assets not in the ordinary course of business, plus (d) to the extent actually deducted in arriving at consolidated net income for such period and without duplication, losses from the sale of fixed assets not in the ordinary course of business, minus
     (e) extraordinary gains determined in accordance with GAAP, plus (f) to the extent actually deducted in arriving at consolidated net income for such period and without duplication, extraordinary losses determined in accordance with GAAP, plus (g) to the extent actually deducted in arriving at consolidated net income for such period and without duplication, noncash charges incurred by the Borrower and its Restricted Subsidiaries in the fiscal quarters ending September 30, 1998, December 31, 1998 and March 31, 1999 only.

          "Income Taxes" shall mean federal, state, local and foreign income taxes.

          "Jeffrey" shall mean the Jeffrey Woodruff Division of Global Processing Systems, Inc., a Subsidiary of the Company.

          "Jeffrey Disposition" shall mean the disposition of all or substantially all of the assets of Jeffrey.

          "Net Book Value" of any asset shall mean the book value of such asset, minus depreciation of such asset.

          "Net Proceeds" from any issuance, sale or other disposition of any shares of equity securities (or any securities convertible or exchangeable for such shares, or any rights, warrants, or options to subscribe for or purchase any such shares) shall mean the amount equal to (a) the aggregate gross proceeds of such issuance, sale or other disposition, less (b) the following reasonable fees and expenses: (i) placement agent fees, (ii) underwriting discounts and commissions, (iii) bank and other lender fees, and (iv) legal fees and legal expenses payable by the issuer in connection with such issuance, sale or other disposition.

          "Shred-Tech" shall mean the Shred-Tech Division of Global-GIX Canada Inc., a Subsidiary of Company.

          "Shred-Tech Disposition" shall mean the disposition of all or substantially all of the assets of Shred-Tech.

          (i) Exhibits A and B, in the forms attached hereto, hereby replace Exhibits A and B to the Note Agreement.

          (j) A new Schedule 6K is added to the Note Agreement, in the form attached hereto as Schedule 6K.

          Section 2. Effective Date. This Amendment shall become effective on the date hereof (the "Effective Date"), subject in all cases to the following having been received by and being satisfactory to the Purchasers:

          (a)  duly executed counterparts of this Amendment;

          (b) duly executed Notes in the forms attached to this Amendment, executed by the Co-Makers;

          (c) duly executed Guaranties on behalf of Global Processing Systems, Inc., Corrosion Technology International, A. P. Green Industries, Inc., Detrick Refractory Fibers, Inc., Polymer Pipe Technology, Inc., and Corrosion IP Corp.;

          (d) duly executed Security Documents, executed by the Company and the Guarantors satisfactory to the Purchasers, creating a first priority security interest in the collateral described therein;

          (e) duly executed counterparts of the Intercreditor Agreement executed by the Company, the Guarantors, the Banks and Chase National Bank of Texas, National Association, as Collateral Agent for the Purchasers and the Banks.

          (f) a copy of the Credit Agreement as in effect on the Effective Date, certified by the Co-Makers;

          (g) certificate of the Secretary or Assistant Secretary of each of the Guarantors and the Co-Makers attaching and certifying copies of(i) the resolutions of the board of directors of such Guarantor authorizing the execution and delivery of this Amendment; (ii) the resolutions of the board of directors of each Co-Maker authorizing the execution, delivery, and performance of this Amendment; and (iii) the name, title and true signature of each officer of such Guarantor or Co-Maker, as the case may be, executing the Amendment; and for each Guarantor identified in subsection (c) of this section, (iv) the certificate of incorporation of such Guarantor, as the case may be, and (v) the bylaws of such Guarantor, as the case may be.

          (h) a favorable opinion of Jeanette H. Quay, general counsel of the Company, counsel for the Co-Makers and the Guarantors, satisfactory to the Purchasers and the Purchasers' special counsel and addressing such matters as the Purchasers may request;

          (i) evidence satisfactory to the Purchasers that the Purchasers' special counsel has received its fees, charges and disbursements charged or incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, and any other documents executed and delivered contemporaneously herewith or therewith, to the extent such fees, charges and disbursements are reflected in a statement of such special counsel tendered to the Co-Makers at least one Business Day prior to the execution of this Amendment.

          Section 3. Representations and Warranties. In order to induce the Purchasers to enter into this Amendment, each of the Co-Makers represents and warrants as follows:

          (a)  Organization.  The Company is a corporation duly organized and
               ------------
validly existing in good standing under the laws of the State of Delaware. GPX is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada. Each other Guarantor is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation.

          (b)  Power and Authority.  Each of the Co-Makers and each Guarantor
               -------------------
has all requisite corporate power to execute, deliver and perform its obligations under this Amendment and the Notes executed by it. The execution, delivery and performance by the Co-Makers of this

Amendment and the Notes and the execution and delivery by the Guarantors of this Amendment have been duly authorized by all requisite corporate action on the part of each of the Co-Makers or such Guarantors, as the case may be. Each of the Co-Makers has duly executed and delivered this Amendment and the Notes, and this Amendment and the Notes constitute legal, valid and binding obligations of each of the Co-Makers, enforceable against the Co-Makers in accordance with their respective terms. Each of the Guarantors has duly executed and delivered this Amendment, and this Amendment constitutes the legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with its terms.

          (c)  No Conflicts.  Neither the execution and delivery of  this
               ------------
Amendment or the Notes by the Co-Makers or the execution and delivery of this Amendment by the Guarantors, nor the consummation of the transactions contemplated hereby, nor fulfillment of nor compliance with the terms and provisions thereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any security interest, lien or other encumbrance upon any of the properties or assets of the Co-Makers or the Guarantors pursuant to the certificate of incorporation or bylaws of the Co-Makers or the Guarantors, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Co-Makers or the Guarantors are subject.

          (d)  Consents.  Neither the nature of the business conducted by the
               --------
Co-Makers, nor any of its properties, nor any relationship between the Co-Makers and any other Person, nor any circumstance in connection with the transactions contemplated by this Amendment is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body or any other Person in connection with the execution and delivery of this Amendment or fulfillment of or compliance with the terms and provisions hereo f.

          (e)  No Event of Default or Default.  Immediately following the
               ------------------------------
effectiveness of this Amendment, no Event of Default or Default exists.

          (f)  Other.  All representations and warranties of the Co-Makers in
               -----
the Credit Agreement and in the Security Documents are true and correct on the date hereof, as though made on and as of such date.

          Section 4.  Miscellaneous.

          (a)  References to Note Agreement.  Upon and after the Effective Date,
               ----------------------------
each reference to the Note Agreement in each document relating thereto shall mean and be a reference to such Note Agreement as amended by this Amendment.

          (b)  Ratification and Confirmation.   Except as specifically amended
               -----------------------------
herein, the Note Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

          (c)  No Waiver.  The execution, delivery and effectiveness of this
               ---------
Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or any other holder of Notes, nor constitute a waiver of any provision of the Note Agreement (as amended by this Amendment), the Notes or any other document relating thereto.

          (d)  Expenses.   The Company confirms its agreement, pursuant to
               --------
paragraph 11B of the Note Agreement, to pay promptly all expenses of Purchaser related to this Amendment and all matters contemplated hereby, including, without limitation, all fees and expenses of the Purchasers' special counsel.

          (e)  GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN
               -------------
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, AND EACH OF THE PARTIES HERETO CHOOSES NEW YORK LAW TO GOVERN THIS AMENDMENT PURSUANT TO N.Y. GEN. OBLIG. LAW SECTION 5-1401 (CONSOL.
1995).

          (f)  Counterparts.  This Amendment may be executed in counterparts
               ------------
(including those transmitted by facsimile), each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by facsimile transmission of a duly executed counterpart copy hereof.

       [Remainder of Page Intentionally Left Blank; Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the date first above written.


                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                         By: __________________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________


                         PRINCIPAL LIFE INSURANCE COMPANY

                         By: PRINCIPAL CAPITAL MANAGEMENT, LLC, a Delaware limited liability company, its authorized signatory


                              By: ______________________________________________
                                   Title: ______________________________________


                              By: ______________________________________________
                                   Title: ______________________________________


                         PRINCIPAL LIFE INSURANCE COMPANY, ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS

                         By: PRINCIPAL CAPITAL MANAGEMENT, LLC, a Delaware
                             limited liability company, its authorized
                             signatory

                         By: ___________________________________________________
                             Title: ____________________________________________


                         By: ___________________________________________________
                             Title: ____________________________________________

                         GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                         By:  /s/ PAUL W. FEHLMAN
                             ___________________________________________________

                             Name:  Paul W. Fehlman
                                   _____________________________________________

                             Title:  Treasurer
                                    ____________________________________________


                         GPX CORP.


                         By:  /s/ PAUL W. FEHLMAN
                             ___________________________________________________

                             Name:  Paul W. Fehlman
                                   _____________________________________________

                             Title:  Treasurer
                                    ____________________________________________

     Each of the undersigned Guarantors, having guaranteed the obligations of the Co-Makers under the Note Agreement and the Notes issued thereunder, pursuant to a Guaranty dated as of August 31, 1998 (the "Guaranty") hereby consents, as of the date first above written, to the execution by the Co-Makers of the foregoing Amendment; and reaffirms that the obligations of the Co-Makers under the Note Agreement (defined above) as amended by the Amendment, and under the replacement Notes issued pursuant to the Amendment constitute "Guaranteed
                                                               ----------
Indebtedness" within the meaning of that Guaranty; and affirms that the Guaranty
------------
remains in full force and effect in favor of the Purchasers; and confirms that the representations made in Section 4 hereof, insofar as such representations relate to such Guarantor, are true and correct as of the date of the Amendment.


                         GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                         By:  /s/ PAUL W. FEHLMAN
                             ___________________________________________________

                             Name:  Paul W. Fehlman
                                   _____________________________________________

                             Title:  Treasurer
                                    ____________________________________________


                         GPX CORP.


                         By:  /s/ PAUL W. FEHLMAN
                             ___________________________________________________

                             Name:  Paul W. Fehlman
                                   _____________________________________________

                             Title:  Treasurer
                                    ____________________________________________



                         HARBISON-WALKER REFRACTORIES COMPANY


                         By:  /s/ PAUL W. FEHLMAN
                             ___________________________________________________

                             Name:  Paul W. Fehlman
                                   _____________________________________________

                             Title:  Treasurer
                                    ____________________________________________

                         HARBISON-WALKER INTERNATIONAL REFRACTORIES, INC.


                         By:  /s/ DONNA A. REEVES
                             ___________________________________________________

                             Name:  Donna A. Reeves
                                   _____________________________________________

                             Title:  Vice President
                                    ____________________________________________


                         A.P. GREEN REFRACTORIES, INC.


                         By:  /s/ PAUL W. FEHLMAN
                             ___________________________________________________

                             Name:  Paul W. Fehlman
                                   _____________________________________________

                             Title:  Treasurer
                                    ____________________________________________

                                                                       EXHIBIT A
                                                                       ---------

                            [FORM OF SERIES A NOTE]
                      GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
                                   GPX CORP.

               6.45% SENIOR NOTE, SERIES A, DUE January 31, 2002


     No. A-_____                                                          [Date]
     $_________


     FOR VALUE RECEIVED, the undersigned, GLOBAL INDUSTRIAL TECHNOLOGIES, INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, and GPX CORP., a corporation organized and existing under the laws of the State of Nevada (collectively, "Co-Makers"), hereby jointly and severally promise to pay to ___________________, or registered assigns, the principal sum of _______________________ DOLLARS on January 31, 2002, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof through July 31, 1999, at the rate of 6.45% per annum; from August 1, 1999 through October 31, 1999, at the rate of 7.20%; from November 1, 1999 through January 31, 2000, at the rate of 7.95%; from February 1, 2000 through April 30, 2000, at the rate of 8.45%; from May 1, 2000 until the principal thereof shall have become due and payable at the rate of 8.95%, such interest being payable semiannually on the 31st day of July and January in each year, commencing with the July or January next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount (as defined in the Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the lesser of (a) the maximum rate permitted by applicable law or (b) the greater of (i) 2% in excess of the interest rate that otherwise would apply under this Note at such time or (ii) 2% over the rate of interest publicly announced by the Bank of New York from time to time in New York City as its Prime Rate.

      Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of the Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

      This Note is one of the 6.45% Senior Notes, Series A (the "Notes") issued pursuant to a Note Agreement, dated as of January 31, 1996 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), among the Co-Makers and the original purchasers of the Series A Notes named in the Information Schedule attached thereto and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

      This Note is a registered Note and, as provided in and subject to the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Makers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Makers shall not be affected by any notice to the contrary.

      This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

      In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

      The Co-Makers and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (to the extent set forth in the Agreement), protest and diligence in collecting.

      Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to the principal, Yield-Maintenance Amount, if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal).

      The Co-Makers, and the purchaser and the registered holder of this Note specifically intend and agree to limit contractually the amount of interest payable under this Note to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Note shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Co-Makers nor any other party liable or to become liable hereunder shall ever by liable for interest in excess of the amount determined at such maximum rate, and the provisions of paragraph 11R of the Agreement shall control over any contrary provision of this Note.

    [Remainder of Page Intentionally Left Blank; Signature Page Follows]

      This note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

                    GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


                    By: ________________________________________________________
                         Vice President

                    By: ________________________________________________________
                         Treasurer


                    GPX CORP.

                    By: ________________________________________________________
                         Vice President

                    By: ________________________________________________________
                         Treasurer

                                                                       EXHIBIT B
                                                                       ---------

                            [FORM OF SERIES B NOTE]
                      GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
                                   GPX CORP.

               6.76% SENIOR NOTE, SERIES B, DUE January 31, 2006


     No. B-_____                                                          [Date]
     $_________


      FOR VALUE RECEIVED, the undersigned, GLOBAL INDUSTRIAL TECHNOLOGIES, INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, and GPX CORP., a corporation organized and existing under the laws of the State of Nevada (collectively, "Co-Makers"), hereby jointly and severally promise to pay to ___________________, or registered assigns, the principal sum of _______________________ DOLLARS on January 31, 2006, with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance thereof through July 31, 1999, at the rate of 6.76% per annum; from August 1, 1999 through October 31, 1999, at the rate of 7.51%; from November 1, 1999 through January 31, 2000, at the rate of 8.26%; from February 1, 2000 through April 30, 2000, at the rate of 8.76%; from May 1, 2000 until the principal thereof shall have become due and payable at the rate of 9.26%, such interest being payable semiannually on the 31st day of July and January in each year, commencing with the July or January next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount (as defined in the Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the lesser of (a) the maximum rate permitted by applicable law or (b) the greater of (i) 2% in excess of the interest rate that otherwise would apply under this Note at such time or (ii) 2% over the rate of interest publicly announced by the Bank of New York from time to time in New York City as its Prime Rate.

      Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of the Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

      This Note is one of the 6.76% Senior Notes, Series B (the "Notes") issued pursuant to a Note Agreement, dated as of January 31, 1996 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), among the Co-Makers and the original purchasers of the Series B Notes named in the Information Schedule attached thereto and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to prepayment, in whole or from time to time in part on the terms specified in the Agreement.

      This Note is a registered Note and, as provided in and subject to the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Co-Makers may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Co-Makers shall not be affected by any notice to the contrary.

      The Co-Makers agree to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

      In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

      The Co-Makers and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration (to the extent set forth in the Agreement), protest and diligence in collecting.

      Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection, the Co-Makers agree to pay, in addition to the principal, Yield-Maintenance Amount, if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal).

      The Co-Makers, and the purchaser and the registered holder of this Note specifically intend and agree to limit contractually the amount of interest payable under this Note to the maximum amount of interest lawfully permitted to be charged under applicable law. Therefore, none of the terms of this Note shall ever be construed to create a contract to pay interest at a rate in excess of the maximum rate permitted to be charged under applicable law, and neither the Co-Makers nor any other party liable or to become liable hereunder shall ever by liable for interest in excess of the amount determined at such maximum rate, and the provisions of paragraph 11R of the Agreement shall control over any contrary provision of this Note.

     [Remainder of Page Intentionally Left Blank; Signature Page Follows]

      This note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the law of such State.

                    GLOBAL INDUSTRIAL TECHNOLOGIES, INC.

                    By: ________________________________________________________
                         Vice President

                    By: ________________________________________________________
                         Treasurer


                    GPX CORP.

                    By: ________________________________________________________
                         Vice President

                    By: ________________________________________________________
                         Treasurer

                                  SCHEDULE 6K